Registration No. 333-114371
Investment Company Act Registration No. 811-21556

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No. 1	|X|
Post-Effective Amendment No. ___	|_|
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 1	|X|
(Check appropriate box or boxes.)

PERRITT FUNDS, INC.
(Exact name of Registrant as Specified in Charter)

10 South Riverside Plaza	300 South Wacker Drive
Suite 1520	Suite 2880
Chicago, Illinois	Chicago, Illinois	60606
(Address of Principal Executive Offices Prior	(Address of Principal Executive Offices On or	(Zip Code for Both Addresses)
to September 1, 2004)	After September 1, 2004)

(312) 669-1650
(Registrant's Telephone Number, including Area Code)

Gerald W. Perritt	Gerald W. Perritt
10 South Riverside Plaza	300 South Wacker Drive
Suite 1520	Suite 2880
Chicago, Illinois 60606	Chicago, Illinois 60606
(Name and Address of Agent for Services Prior	(Name and Address of Agent for Services On or
to September 1, 2004)	After September 1, 2004)

Copy to:
Phillip J. Hanrahan
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

P R O S P E C T U S
August 23, 2004

Perritt Emerging Opportunities Fund

        Perritt Emerging Opportunities Fund is a no load mutual fund with an investment objective of long-term capital appreciation by investing mainly in common stocks of companies with market capitalizations that are below $250 million at the time of initial purchase. In view of this, the Perritt Emerging Opportunities Fund may be subject to above-average risk.

        This prospectus contains important information about the Perritt Emerging Opportunities Fund. Before you invest, please read this prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
Perritt Funds, Inc.
300 South Wacker Drive	Questions Every Investor Should Ask Before
Suite 2880	Investing in the Fund	2
Chicago, Illinois 60606	Fees and Expenses	4
Toll Free: 800-332-3133 (to request a	Investment Objective and Principal
prospectus)	Investment Strategies	5
Toll Free: 800-331-8936 (to request current	Management of the Fund	7
statement of additional information)	Privacy Policy	8
Web Site: www.PerrittCap.com	The Fund's Share Price	9
	Purchasing Shares	10
	Redeeming Shares	14
	Dividends, Distributions and Taxes	18
	Anti-Money Laundering Program	18

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
INVESTING IN THE FUND

1.	What is the Fund’s Investment Objective?

The investment objective of the Perritt Emerging Opportunities Fund (the “Fund”) is long-term capital appreciation.

2.	What are the Fund’s Principal Investment Strategies?

The Fund invests (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of companies with market capitalizations that are below $250 million at the time of initial purchase (“micro cap companies”).

Micro cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Fund’s investment adviser, Perritt Capital Management, Inc. (the “Adviser”), uses a “bottom-up” approach of fundamental analysis to look for individual companies that the Adviser believes offer significant potential for stock price appreciation. In addition, management seeks to invest in companies with the following attributes:

•	a significant percentage of stock owned by top management;

•	low levels of long-term debt;

•	potential to grow both revenues and earnings at above-average annual rates; and

•	companies that possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values.

At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

3.	What are the Principal Risks of Investing in the Fund?

Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

•	Micro Cap Companies:

Micro cap companies are companies with market capitalizations that are below $250 million. Micro cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro cap company stocks are more volatile than those of larger companies. Thus, the Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of micro cap company stocks may vary, sometimes significantly, from the returns of the overall market. Micro cap companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of micro cap companies are thinly traded, and purchases and sales may result in higher transaction costs.

•	Market Risk:

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Common Stocks:

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Micro cap companies are especially sensitive to these factors.

•	Early Stage Companies:

“Early stage companies” are micro cap companies that are in a relatively early stage of development with market capitalizations that are below $50 million. Early stage companies are subject to the same risks as micro cap companies. In addition, they may not be profitable now and there is no guarantee that they will become profitable or be able to obtain necessary financing. They may rely on untested business plans. They may not be successful in developing markets for their products and services. They may remain an insignificant part of their industry. They may be illiquid or they may not be publicly traded. Investments in early stage companies tend to be more volatile and somewhat more speculative than investments in more established companies.

•	Manager Risk:

How the Adviser manages the Fund will affect the Fund’s performance. The Fund may lose money if the Adviser’s investment strategy does not achieve the Fund’s objective or the Adviser does not implement the strategy properly.

4.	How has the Fund Performed?

Ordinarily, this section of the prospectus contains information that would allow you to evaluate the Fund’s performance using several different measures such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a relevant benchmark. However, the Fund is newly organized and therefore has no performance history as of the date of this Prospectus. The Fund’s performance (before and after taxes) will vary from year to year.

FEES AND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDERS' FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee (on shares held less than ninety calendar
days)	2.00%	(1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	1.25%	(2)
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.75%	(3)
Total Annual Fund Operating Expenses	2.00%

(1)    Our transfer agent charges a fee of $15 for each wire redemption.

(2)    The percentage shown reflects the maximum investment advisory fee to which the Adviser is entitled under the investment advisory agreement.

(3)     Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$210	$663

You would pay the same costs if you did not redeem your shares at the end of the specified periods.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

        The investment objective of the Fund (i.e., long-term capital appreciation) is non-fundamental and may be changed without shareholder approval. If the Fund decides to change its investment objective, it will provide 60 days prior written notice of its decision to shareholders.

        The Fund has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies with market capitalizations that are below $250 million at the time of initial purchase. If the Fund decides to change this policy, it will provide 60 days prior written notice of its decision to shareholders.

        The Fund is designed for investors with a long-term investment perspective and is not suitable for investors who attempt to profit from short-term market swings. In fact, the Fund assesses a 2% redemption fee for shares held less than ninety calendar days in an attempt to deter “market timing” investors from investing in the Fund. The Fund is also not a suitable investment for investors who cannot accept the relatively high portfolio volatility and other risks associated with investing in small company stocks. Furthermore, there is no assurance that the objective of the Fund will be realized or that any income will be earned. Since the Fund’s share price may fall below the initial purchase price, investors in the Fund may lose a portion of their investment capital.

The Fund’s Principal Investment Strategies

        Micro cap companies represent the smallest sector of public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

        The Adviser uses fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. The Adviser uses a “bottom-up” approach of fundamental analysis when selecting investments for the Fund. This means the Adviser bases investment decisions on company specific factors, not general economic conditions.

        Buying Stocks. The research process includes prescreening potential investments, using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits and meeting with top management. Stocks meeting the Fund’s general selection criteria are subjected to a proprietary nine-step scoring system based on analysis of both the company’s balance sheet and income statement. Stock selected for purchase will generally possess above-average scores generated by this system. In general, management focuses on very small companies based on their market capitalizations. Investors may expect a significant portion of the Fund’s portfolio to consist of investments in companies with market capitalizations below $100 million. Investor should expect the Fund’s portfolio to be diversified among a large number of stocks drawn from several industries.

        Selling Stocks. Under normal conditions, investors can expect the Fund to possess a relatively low portfolio turnover ratio. Stocks are sold when company size expands beyond the point where they can no longer be considered to be small capitalization companies. In addition, stocks will be sold when their financial condition deteriorates to the point that, in the opinion of the Adviser, the company’s future growth prospects are impaired, when the Adviser believes that valuation multiples such as price/sales, price/earnings, or price/book value become extreme, or when the Adviser believes that another stock has better investment potential.

The Fund’s Non-Principal Investment Strategies

        Ordinarily, the Adviser intends to keep the portfolio fully invested in micro cap stocks; however, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Fund may invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        The Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value. ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs. Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Fund typically invests. If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500 Index and the Standard & Poor’s 400 Midcap Index. Subject to certain exceptions, the Fund currently may not own in the aggregate (a) more than 3% of the total voting stock of any one ETF that is a registered investment company; (b) securities issued by an ETF that is a registered investment company having an aggregate value in excess of 5% of the Fund’s total assets; or (c) securities issued by an ETF that is a registered investment company and any other investment company (whether or not registered) having an aggregate value in excess of 10% of the Fund’s total assets.

        Although it seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Fund will not typically exceed 100%. A turnover rate of 100% would occur, for example, if all of the Fund’s securities were replaced within one year. A turnover rate of 100% or more would result in the Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains.

Portfolio Holdings of the Fund

        The Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of the Fund’s portfolio holdings.

MANAGEMENT OF THE FUND

        Perritt Capital Management, Inc. is the Fund’s investment adviser.

The Adviser’s address prior to September 1, 2004 is:

10 South Riverside Plaza
Suite 1520
Chicago, Illinois 60606
Telephone: (800) 331-8936

The Adviser’s address on and after September 1, 2004 is:

300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
Telephone: (800) 331-8936

        The Adviser was incorporated as an Illinois corporation on July 8, 1987 and has been the Fund’s only investment adviser. The Adviser currently serves as an investment adviser to the Perritt MicroCap Opportunities Fund. The Adviser is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”). IIS was organized in 1983. At October 31, 2003, the Adviser managed approximately $200 million in assets. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays the Adviser an annual investment advisory fee, based on monthly average net assets, equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

        Michael J. Corbett and Gerald W. Perritt are responsible for the day-to-day management of the Fund’s portfolio. They are the portfolio managers.

        Michael J. Corbett is President of the Fund. He joined the Adviser in 1990 as a research analyst and is currently Vice-President of the Adviser. Mr. Corbett obtained a B.S. degree from DePaul University. He has been a contributing columnist for Investment Horizons (a small company advisory newsletter) and Gerald Perritt’s Mutual Fund Letter.

        Dr. Gerald W. Perritt is President and Chairman of IIS, President of the Adviser and Vice-President of the Fund. He has authored several books on investing including “Small Stocks, Big Profits,” a book that discusses the benefits and risks of investing in small company stocks. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught investments and finance at a number of colleges and universities including: Babson College, the University of Miami, Florida International University, Ball State University and DePaul University.

PRIVACY POLICY

        We collect the following nonpublic personal information about you:

•	Information that we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number.

•	Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

        We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our custodian, U.S. Bank N.A., that comply with federal standards to guard your nonpublic personal information.

        In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

THE FUND’S SHARE PRICE

        The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on national holidays, Good Friday and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open.

        When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus very carefully before you invest.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Initial Investments

•	All Accounts	$ 1,000

b.	Additional Investments

•	Additional Purchase	$ 50

•	Automatic Investment Plan	$ 50

•	Individual Retirement Account	$ 250

•	Tax Deferred Retirement Account	$ 250

•	Uniform Gift to Minors Act	$ 250

•	Dividend reinvestment	No Minimum

The Fund may change minimum investment requirements at any time.

3.	Complete the Purchase Application, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Fund has additional Purchase Applications and reorder forms if you need them). If you have any questions, or would like to request a share purchase application, please call 1-800-331-8936.

4.	The Fund will not accept payment in cash, including cashier’s check or money order. Also, to prevent fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Make your check payable to “Perritt Emerging Opportunities Fund” or U.S. Bancorp Fund Services, LLC as the Fund’s agent. All checks must be drawn on a bank located within the United States and must be payable in U.S. Dollars. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (“US Bancorp”), will charge a $25.00 service fee when a check is returned because of insufficient or uncollected funds or when payment is stopped. The shareholder will also be responsible for any losses suffered by the Fund as a result. The Fund may redeem shares you own as reimbursement for any such losses. The Fund reserves the right to reject any purchase order for Fund shares.

5.	Mail the application and check to:

BY FIRST CLASS MAIL

Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

BY OVERNIGHT OR EXPRESS MAIL

Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

6.	If you wish to purchase shares by wire, U.S. Bancorp must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-800-332-3133 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of the funds. You should wire funds to:

U.S. Bank N.A.
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account # 112-952-137
For further credit to Perritt Emerging Opportunities Fund:
      {Investor Account # _______}
      {Name or Account Registration}
{Social Security or Taxpayer Identification Number}

        Please remember that U.S. Bank N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares Through Financial Service Agents

        Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.

        The Fund and/or the Adviser may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”), such as Charles Schwab & Co., Inc. and TD Waterhouse, that may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirements.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees for the services they provide to their customers. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive the same day pricing.

•	Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

        You can open an automatic investment plan with an initial investment of $1,000 and a minimum of $50 per transaction after you start your plan. On the day you select, the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Fund. You can terminate the automatic investment plan at any time by calling U.S. Bancorp at least five business days before your next scheduled withdrawal date. Your automatic investment plan will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write U.S. Bancorp to reinstate your automatic investment plan. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee. Investors can obtain further information about the automatic investment plan by calling the Fund at 1-800-331-8936.

Other Information about Purchasing Shares of the Fund

        The Fund may reject any purchase application for any reason. The Fund will not accept any purchase orders by telephone, unless they are from a Servicing Agent that has an agreement with the Fund. The Fund will not issue certificates evidencing shares. The Fund will send investors a written confirmation for all purchases of shares.

        The Fund offers the following retirement plans:

Traditional IRA Roth IRA Coverdell Education Savings Account SEP-IRA SIMPLE IRA

        Fees for these accounts consist of an annual maintenance fee of $15.00 and $25.00 per withdrawal. The $25.00 withdrawal fee will be charged for a roll over distribution and a one-time charge for the initial set up of systematic withdrawal (required minimum distribution).

        Investors can obtain further information about the retirement plans by calling the Fund at 1-800-331-8936. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through these plans.

REDEEMING SHARES

        Shareholders may sell (redeem) their shares at any time. The redemption price you receive will be equal to the net asset value next determined after the Fund’s transfer agent receives your written redemption request in good order with all required information. The value of your shares on redemption may be more or less than their original cost. A liquidation charge of 2% of the amount of the redemption is applicable for shares held less than ninety calendar days. Requests for redemption by telephone or telegram will not be honored. Questions regarding the proper form of redemption requests should be directed to U.S. Bancorp at 1-800-332-3133.

How to Redeem (Sell) Shares From the Fund

1.	Prepare a letter of instructions containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime telephone number

•	additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact U.S. Bancorp in advance at 1-800-332-3133 if you have any questions.

2.	Sign the letter of instructions exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $10,000

•	The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

•	The redemption proceeds are to be sent to an address other than the address of record

•	The Fund receives the redemption request within 15 business days of an address change

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. A notarized signature is not an acceptable substitute for a signature guarantee.

4.	Redemption requests from shareholders in an individual retirement account or defined contribution retirement plan must include instructions regarding federal income tax withholding. Redemption requests will be subject to withholding unless the shareholder makes an election not to have federal income tax withheld.

5.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53202-0701

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Perritt Emerging Opportunities Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent (such as Charles Schwab & Co. Inc. or TD Waterhouse), you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined net asset value after U.S. Bancorp receives your written request in good order with all required information; or

•	If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	When shareholders redeem shares other than through Servicing Agents, U.S. Bancorp will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas U.S. Bancorp generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

•	If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•	U.S. Bank N.A. currently charges $15 for each wire redemption but does not charge a fee for Electronic Funds Transfers.

•	The Fund may pay redemption requests “in kind.” This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Small Accounts

        All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close your account when a redemption leaves your account with a balance below $1,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

Frequent Purchases and Redemptions of Fund Shares

        The Fund is committed to protecting long-term shareholders against market timing, and it is the Fund’s policy to discourage excessive trading (collectively, the “market timing policy”). The market timing policy does not apply to the Fund’s systematic withdrawal plan.

        In order to deter market timers and excessive trading, the Fund imposes a 2% redemption fee on the value of shares redeemed less than ninety (90) calendar days after the date of purchase. Any proceeds of the fee will be paid to the Fund. In addition, the Fund may temporarily or permanently bar future purchases into the Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.

        In calculating whether a redemption of Fund shares is subject to the redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have redeemed the shares he or she acquired earliest.

        Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with the Fund for trading on behalf of its customers.

        While the Fund will encourage financial intermediaries to apply this market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy.

        If inappropriate trading is detected in an Omnibus Account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading. If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. Distributions are generally made in December. The Fund will automatically reinvest on your behalf all dividends and distributions in additional shares of the Fund unless you have elected to receive dividends and distributions in cash. You may make this election on the share purchase application or by writing to U.S. Bancorp.

        The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

        If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

ANTI-MONEY LAUNDERING PROGRAM

        U.S. Bancorp, on behalf of the Fund, has established an Anti-Money Laundering Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). In order to ensure compliance with this law, the Fund is required to obtain the following information for all registered owners and all authorized individuals:

•	Full Name
•	Date of Birth
•	Social Security Number
•	Permanent Street Address (P.O. Box is not acceptable)
•	Corporate accounts require additional documentation

        Please note that your application will be returned if any information is missing. If you require additional assistance when completing your application, please contact our transfer agent at (800) 332-3133.

        To learn more about Perritt Emerging Opportunities Fund, you may want to read the Fund’s Statement of Additional Information, which contains additional information about the Fund. The Fund has incorporated by reference the Statement of Additional Information into the Prospectus. This means that you should consider the contents of the Statement of Additional Information to be part of the Prospectus.

        The Statement of Additional Information is available to shareholders and prospective investors without charge, simply by calling 1-800-331-8936 or 1-312-669-1650 or writing to the Fund at 10 S. Riverside Plaza, Suite 1520, Chicago, Illinois 60606, if prior to September 1, 2004, or 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606, if on or after September 1, 2004.

        Prospective investors and shareholders with questions about the Fund also may call the above numbers or write to the above address.

        You can review and copy information about Perritt Emerging Opportunities Fund (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Fund's Investment Company Act File No. 811-21556 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION
Dated August 23, 2004

PERRITT EMERGING OPPORTUNITIES FUND

PERRITT FUNDS, INC.
300 South Wacker Drive
Suite 2880
Chicago, Illinois 60606
Toll Free: (800) 332-3133

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Perritt Funds, Inc. for the Perritt Emerging Opportunities Fund dated August 23, 2004 and any supplement thereto. A copy of the Prospectus may be obtained without charge from Perritt Funds, Inc. at the address and telephone number set forth above.

PERRITT FUNDS, INC.

        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated August 23, 2004 and, if given or made, such information or representations may not be relied upon as having been authorized by Perritt Funds, Inc.

        This Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

        Perritt Funds, Inc. (the “Company”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Company was organized as a Maryland corporation on March 22, 2004. The Company currently has a single portfolio: the Perritt Emerging Opportunities Fund (the “Fund”).

INVESTMENT OBJECTIVE

        The Fund’s investment objective is long-term capital appreciation which it seeks by investing primarily in a diversified portfolio of common stocks of small, rapidly growing companies. The Fund will, under normal circumstances, invest at least 80% of its net assets, plus borrowings for investment purposes, in common stocks of companies whose equity market value at the time of purchase is less than $250 million. From time to time, the Fund may invest in other equity-type securities such as convertible bonds, preferred stocks and warrants to purchase common stock. The Fund may invest in securities not listed on a national or regional securities exchange, but such securities typically will have an established over-the-counter market. The Fund does not currently intend to invest in any security that, at the time of purchase, is not readily marketable. The Fund may, for temporary defensive purposes, invest more than 20% of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers’ acceptances, commercial paper or cash and cash equivalents. Except for temporary defensive purposes, the Fund will retain cash and cash equivalents only in amounts deemed adequate for current needs and to permit the Fund to take advantage of investment opportunities.

INVESTMENT CONSIDERATIONS

Considerations Respecting the Fund’s Principal Investment Strategy

        Because the Fund intends to invest to a substantial degree in common stocks of smaller companies which are, in the opinion of Perritt Capital Management, Inc., the Fund’s investment adviser (the “Adviser”), rapidly growing, an investment in the Fund is subject to greater risks than those of funds that invest in larger companies.

        Investments in relatively small companies tend to be speculative and volatile. Relatively small companies may lack depth in management on which to rely should loss of key personnel occur. Relatively small companies also may be involved in the development or marketing of new products or services, the market for which may not have been established. Such companies could sustain significant losses when projected markets do not materialize. Further, such companies may have, or may develop, only a regional market for products or services and may be adversely affected by purely local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies.

        Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Fund may assume positions in securities with limited trading markets that are subject to wide price fluctuations. Therefore, the current net asset value of the Fund may fluctuate significantly. Accordingly, the Fund should not be considered suitable for investors who are unable or unwilling to assume the risks of loss inherent in such a program, nor should an investment in the Fund, by itself, be considered a balanced or complete investment program.

Considerations Respecting the Fund’s Non-Principal Investment Strategies

        Illiquid Securities

        The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board of Directors of the Company has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be priced at fair value as determined in good faith by the Board of Directors or by the Adviser pursuant to procedures set forth by the Board of Directors and reviewed by the Board of Directors.

        Short Sales

        The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

        Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

        Borrowing

        The Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 20% of the value of the Fund’s net assets at the time of borrowing. For example, the Fund may borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets. As required by the 1940 Act, the Fund may only borrow from a bank and must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

        Rights and Warrants

        The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the right or warrant if the right or warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the right or warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

        Money Market Instruments

        The Fund may invest in cash and money market securities. The Fund may do so to “cover” investment techniques (for example, when the Fund purchases or sells a stock index futures contract, the Fund may invest in cash and money market securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract), when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

        The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s Corporation or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investment policies.

        The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a stockholder of another investment company the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s stockholders.

        Stock Index Futures Contracts and Options Thereon

        The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

        The Fund may purchase put and call options on stock index futures contracts and write call options on stock index futures contracts. When the Fund purchases a put or call option on a stock index futures contract, the Fund pays a premium for the right to sell or purchase the underlying stock index futures contract for a specified price upon exercise at any time during the options period. By writing a call option on a stock index futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying stock index futures contract for a specified price upon exercise at any time during the option period. The Fund may not invest more than 20% of its assets in stock index futures contracts.

        Some futures and options strategies tend to hedge the Fund’s equity positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index. The extent of the Fund’s loss from an unhedged short position in stock index futures contracts or call options on stock index futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on stock index futures contracts. The Fund will purchase or write options only on stock index futures contracts that are traded on a United States exchange or board of trade.

        The Company has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Company is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

        When the Fund purchases or sells a stock index futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the stock index futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        The Fund may cover its long position in a stock index futures contract by purchasing a put option on the same stock index futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the stock index futures contract, or, if the strike price of the put is less than the price of the stock index futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the stock index futures contract. The Fund may also cover its long position in a stock index futures contract by taking a short position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract. The Fund may cover its short position in a stock index futures contract by taking a long position in the instruments underlying the stock index futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the stock index futures contract.

        The Fund may cover its sale of a call option on a stock index futures contract by taking a long position in the underlying stock index futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying stock index futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the stock index futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

        Although the Fund intends to purchase or sell stock index futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in stock index futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Stock index futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INVESTMENT RESTRICTIONS

        In seeking to achieve its investment objectives, the Fund has adopted the following restrictions which are matters of fundamental policy and cannot be changed without approval by the holders of the lesser of:

(i) 67% of the Fund’s shares present or represented at a meeting of stockholders at which the holders of more than 50% of such shares are present or represented; or

(ii) more than 50% of the outstanding shares of the Fund.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction.

        The Fund may not:

        1.     Purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations).

        2.     Borrow money to an extent or in a manner not permitted under the 1940 Act.

        3.     Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.

        4.     Act as an underwriter or distributor of securities other than shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in the disposition of restricted securities.

        5.     Invest in companies for the primary purpose of acquiring control or management thereof.

        6.     Purchase securities on margin. However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

        7.     Sell securities short and sell (write) or purchase put and call options to an extent not permitted by the 1940 Act.

        8.     Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

        9.     Concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

        10.     Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and except that the Fund may lend its portfolio securities.

        11.     Issue senior securities to an extent not permitted under the 1940 Act. (As of the date of this Statement of Additional Information, the 1940 Act permits the Fund to borrow money from banks provided that it maintains asset coverage of at least 300%.)

        The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Company’s Board of Directors without stockholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction. However, should a change in net asset value or other external events cause the Fund’s investments in illiquid securities to exceed the limitation set forth below, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. Any changes in these non-fundamental investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation. The non-fundamental investment restrictions are as follows:

        1.     The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

        2.     The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.

        3.     The Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $250 million at the time of initial purchase. If the Board of Directors of the Company determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior written notice to the stockholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to stockholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

        The Fund’s investment objective (i.e., long-term capital appreciation) is a non-fundamental policy and may be changed by the Company’s Board of Directors without stockholder approval. If the Board of Directors of the Company determines to change the investment objective for the Fund, the Fund will provide 60 days prior written notice to the stockholders before implementing the change of investment objective.

PORTFOLIO TURNOVER

        The Fund is newly organized and as of the date of this Statement of Additional Information has no portfolio turnover history. The portfolio turnover rate of the Fund may vary significantly from year to year, but as indicated in the Prospectus it is anticipated, though not assured, that that the annual portfolio turnover rate of the Fund will not typically exceed 100%. A turnover rate of 100% or more would result in correspondingly greater brokerage commission expense or other transaction expenses, which must be borne, directly or indirectly, by the Fund and ultimately by the Fund's shareholders. Payment of these transaction costs could reduce the Fund’s total return. High portfolio turnover could also result in the payment by the Fund’s stockholders of increased taxes on realized gains.

RETIREMENT PLANS

        Shares of the Fund may be purchased in connection with many types of tax-deferred retirement plans. Initial purchase payments in connection with tax-deferred retirement plans must be $250. It is advisable for an individual considering the establishment of a retirement plan to consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. Additional details about these plans, application forms and plan documents may be obtained by contacting the Fund.

Individual Retirement Accounts

        Individual stockholders may establish their own tax-sheltered Individual Retirement Accounts (“IRA”). The Fund offers three types of IRAs, including the Traditional IRA, which can be adopted by executing the appropriate Internal Revenue Service (“IRS”) Form.

        Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the stockholder is an “active participant” in an employer-sponsored retirement plan and the stockholder’s income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the stockholder’s own contributions for which the stockholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59 1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the stockholder attains age 70 1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

        Roth IRA. In a Roth IRA (sometimes known as an American Dream IRA), amounts contributed to the IRA are not deductible, but distributions from the IRA are not subject to tax if the stockholder has held the IRA for certain minimum periods of time (generally, 5 years and until age 59 1/2). Stockholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalties) to the extent that the distribution exceeds the stockholder’s contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the stockholder. Following the death of the stockholder, certain minimum distribution rules apply.

        For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of the “annual limit” or 100% of the stockholder’s compensation (earned income). The “annual limit” is $3,000 for 2004, $4,000 for 2005 through 2007 and $5,000 beginning in 2008. After 2008, the “annual limit” will be adjusted to reflect cost of living increases. Stockholders who are age 50 or older may make an additional “catch-up” contribution per year of $500 in 2004 and 2005, and $1,000 per year beginning in 2006. In no event, however, may the total contributions to a Traditional or Roth IRA exceed 100% of the stockholder’s compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

        Coverdell Education Savings Account (“CESA”). In a CESA, contributions are made to the account maintained on behalf of a beneficiary under age 18 or a “special needs” beneficiary regardless of age. The maximum annual contribution is $2,000 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes (including certain elementary and secondary school expenses), neither the contributor nor the beneficiary of the account are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from the CESA that are not used for qualified educational purposes. Stockholders whose income exceeds certain limits are ineligible to contribute to a CESA.

        Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke the applicant’s account within seven days after receiving the disclosure statement and obtain a full refund of the applicant’s contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

        A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant the lesser of 25% of compensation or $40,000. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

        An IRA may also be used in connection with a SIMPLE Plan established by the stockholder’s employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the stockholder may elect to have his or her employer make salary reduction contributions to the SIMPLE IRA of up to $8,000 per year. The applicable dollar limit for 2004 is $9,000 and will increase to $10,000 in 2005. For years after 2005, the annual dollar limit will be adjusted periodically for cost of living increases. A stockholder who is age 50 or older and who has contributed the maximum amount otherwise permitted under the SIMPLE Plan may generally contribute an additional “catch-up” contribution for the year of up to $1,500 in 2004, $2,000 in 2005 and $2,500 in 2006. After 2006, the annual amount of the “catch-up” contribution that may be made will be adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the stockholder’s SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

OTHER STOCKHOLDER PLANS

Automatic Investment Plan

        The Fund offers an Automatic Investment Plan, which may be established at any time. By participating in the Automatic Investment Plan, stockholders may automatically make purchases of shares of the Fund on a regular, convenient basis. A stockholder may elect to make automatic deposits on any day of the month. There is a $50 minimum for each automatic transaction.

        Under the Automatic Investment Plan, stockholders’ banks or other financial institutions debit pre-authorized amounts drawn on their accounts each month and apply such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearing House. No service fee is charged to stockholders for participating in the Automatic Investment Plan. An application to establish the Automatic Investment Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice.

Dividend Reinvestment Plan

        Unless a stockholder elects otherwise by written notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the stockholder’s agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional full and fractional shares so acquired. A stockholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions, the record dates of which fall on or after the date that the Fund receives the written notice.

Systematic Withdrawal Plan

        A stockholder who owns Fund shares worth at least $10,000 at the current net asset value may, by completing an Application which may be obtained from the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, Fund shares are deposited by the stockholder with the Fund and the stockholder appoints the Fund as the stockholder’s agent to effect redemptions of Fund shares held in the stockholder’s account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount from the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the stockholder’s account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder’s signature should be guaranteed by a bank or a member firm of a national stock exchange.

        The minimum amount of a withdrawal payment is $200. These payments will be made out of the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on the business day of each month selected by a stockholder or, if that day is a holiday, on the next business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on the shares held in such Account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in the stockholder’s account at any time.

        Withdrawal payments cannot be considered to be yield or income on the stockholder’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder’s account.

ANTI-MONEY LAUNDERING PROGRAM

        The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

        Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking stockholder names against designated government lists, including checking to ensure that a customer does not appear on the Treasury’s Office of Foreign Asset Control “Specifically Designated Nationals and Blocked Persons” list, and a complete and thorough review of all new applications to open an account. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders. The Fund is required by the Securities and Exchange Commission to file its complete portfolio holdings schedule with the Commission on a quarterly basis. This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

        The Fund’s service providers which have contracted to provide services to the Fund, including, for example, the Fund’s custodian, the Fund’s servicing accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser, provided that the service is related to the investment advisory services that the Adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so. Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

•	to the Fund's auditors for use in providing audit opinions;

•	to financial printers for the purpose of preparing Fund regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;

•	to a new adviser or sub-adviser prior to the commencement of its management of the Fund;

•	to rating agencies for use in developing a rating for the Fund;

•	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

•	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

        In all instances of such non-standard disclosure, the receiving party will be subject to confidentiality agreements that restrict the use of such information to purposes specified in such agreements, unless such party is a regulatory or other governmental entity.

        Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

        Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Company, or pursuant to a written request for non-standard disclosure. The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Company.

        It is the Fund’s policy that neither the Fund, the Adviser nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

        There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict or appear to conflict with the interests of the Adviser, any principal underwriter for the Fund (if any) or an affiliated person of the Fund (including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

DIRECTORS AND OFFICERS

Management Information

        As a Maryland corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupations during the past five years, and other information with respect to each of the directors and officers of the Fund are set forth below. The Fund and the Perritt MicroCap Opportunities Fund, Inc., with its sole portfolio the Perritt MicroCap Opportunities Fund, form a “Fund Complex,” as defined in the 1940 Act.

Name, Address, and Age	Positions(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupations(s) during Past 5 Years	Other Directorships Held by Director
"Disinterested Persons" of the Fund
Dianne Chaykin Click	Director	Indefinite,	Ms. Click is a licensed	Perritt Micro Cap
Age: 40		until successor	real estate broker in the	Opportunities
Address:	Portfolios in	elected	State of Montana and has	Fund, Inc.
10 Park Plaza	Fund Complex		been employed with
Bozeman, MT 59715	Overseen: 2	Newly elected	Bridger Realty since
August 2002. Prior
thereto, she was employed
with ERA Landmark of
Bozeman since May 1998
and prior thereto she was
the sole proprietor of
The Marketing Arm, a
direct mail marketing
consulting firm to
financial institutions,
and a realtor with
Gallatin River Realty.
She holds a Bachelor of
Science degree in
Marketing from the
University of Miami,
Florida.
David S. Maglich	Director	Indefinite,	Mr. Maglich is a	Perritt Micro Cap
Age: 46		until successor	Shareholder with the law	Opportunities
Address:	Portfolios in Fund	elected	firm of Fergeson, Skipper	Fund, Inc.
c/o Fergeson,	Complex Overseen:		et. al. and has been
Skipper et. al	2	Newly elected	employed with such firm
Suite 1000			since April 1989. He
1515 Ringling Blvd			holds a Bachelor of
Sarasota, FL 34236			Science degree from
Florida State University
and a law degree from
Stetson College of Law.

Name, Address, and Age	Positions(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupations(s) during Past 5 Years	Other Directorships Held by Director
"Interested Persons" of the Fund(1)
Michael J. Corbett	President and	One-year term	Mr. Corbett has been	None
Age: 38	Treasurer		President and Treasurer
Address:		Newly elected	of the Perritt Micro Cap
c/o Perritt Funds, Inc.			Opportunities Fund, Inc.
Suite 2880			since November 1999. He
300 South Wacker Drive			served as a Vice
Chicago, IL 60606			President of the Perritt
Micro Cap Opportunities
Fund, Inc. from March
1991 until November
1999. He has been Vice
President of the Adviser
since February 1997 and
the Senior Securities
Analyst of the Adviser
since October 1989.
Prior to October, 1989,
Mr. Corbett worked in
the Options Department
at Charles Schwab & Co.
and was a student at
DePaul University in
Chicago, Illinois, where
he received a Bachelor
of Science degree in
finance.
Robert A. Laatz	Vice President and	One-year term	Mr. Laatz has been a	None
Age: 59	Secretary		Vice President of the
Address:		Newly elected	Perritt Micro Cap
c/o Perritt Funds, Inc.			Opportunities Fund, Inc.
Suite 2880			since November 1997,
300 South Wacker Drive			Secretary since
Chicago, IL 60606			November, 1998 and an
associate of the Adviser
since May 1997. Prior
to May 1997, he was a
financial and operations
principal for J.B.
Richards Securities
Corp., a position he had
held since July 1980.
Mr. Laatz attended the
University of Illinois,
Urbana.

Name, Address, and Age	Positions(s) Held with Fund and Number of Portfolios in Fund Complex Overseen by Director	Term of Office and Length of Time Served	Principal Occupations(s) during Past 5 Years	Other Directorships Held by Director

Gerald W. Perritt	Vice President and	As director,	Dr. Perritt has been a	Perritt Micro Cap
Age: 61	Director	indefinite,	director of the Perritt	Opportunities Fund,
Address:		until successor	Micro Cap Opportunities	Inc.
c/o Perritt Funds, Inc.	Portfolios in Fund	elected	Fund, Inc. since its
Suite 2880	Complex Overseen:		inception in August 1987
300 South Wacker Drive	2	As officer,	and Vice President since
Chicago, IL 60606		one-year term	November 1999. Prior
thereto he served as
		Newly elected as	President of the Perritt
		director and	Micro Cap Opportunities
		officer	Fund, Inc. Dr. Perritt
is also the President of
Perritt Capital
Management, Inc., the
investment adviser to
the Fund, and Chairman
of Investment
Information Services,
Inc., a publisher of
financial newsletters
and other financial
publications. Dr.
Perritt founded
Investment Information
Services, Inc. in 1983.
Prior thereto, he was
Executive Director of
the American Association
of Individual Investors,
a not-for-profit
organization formed to
educate the public about
the financial and
investment marketplace.

(1)     “Interested persons” are defined in Section 2(a)19) of the Investment Company Act of 1940. The above persons are referred to as “interested persons’ by virtue of their position as an officer and/or director of the Adviser.

Committees

        The Fund’s Board of Directors has no committees.

        The Company is newly formed and as of the date of this Statement of Additional Information has not yet paid any compensation to any non-interested Director. Officers and interested Directors do not receive any compensation. The Company’s standard method of compensating the non-interested Directors is to pay each such Director an annual retainer of $2,500. The Company also reimburses such Directors for their reasonable travel expenses incurred in attending meetings of the Board of Directors. The Company does not provide pension or retirement benefits to its Directors and officers. The aggregate compensation estimated to be paid by the Company to all non-interested Directors during the Company’s fiscal period ending October 31, 2004 (estimating future payments based upon existing arrangements) is set forth below:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation from Company and Fund Complex Paid to Directors
Disinterested Persons of the Fund
Dianne Chaykin Click	$2,500	$ 0	$ 0	$5,000
David S. Maglich	2,500	0	0	5,000
Interested Person of the Funds
Gerald W. Perritt	0	0	0	0

Code of Ethics

        The Fund and the Adviser have each adopted a Code of Ethics. The Code of Ethics permits personnel subject to the Code to invest in securities, including securities held by the Fund. The Code generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policy

        The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) that sets forth its proxy voting policies and related procedures. When the Fund votes proxies relating to securities that it owns, the Fund generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or instructs the Adviser to sell the stock prior to the meeting). The Fund believes that following the “Wall Street Rule” is consistent with the economic best interests of its stockholders.

        There may be instances where the interests of the Adviser, employees of which are officers of the Fund and actually vote proxies for the Fund, may conflict or appear to conflict with the interests of the Fund. In such situations the Fund officers will, consistent with their duty of loyalty, vote the securities in accordance with the Fund’s pre-determined voting policy, the “Wall Street Rule,” but only after disclosing any such conflict to the Company’s Board of Directors prior to voting and affording the Board of Directors the opportunity to direct the officers in the voting of such securities.

        After August 31, 2004, information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 will be available at the Fund’s website at http://www.perrittcap.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The Fund is newly organized and as of the date of this Statement of Additional Information no shares of the Fund have been issued to the Directors.

        Investment Information Services, Inc., an Illinois corporation (“IIS”), owns fifty percent (50%) of the Fund’s outstanding shares. Each of Gerald W. Perritt and Michael J. Corbett own twenty-five percent (25%) of the Fund’s outstanding shares. As of the date of this Statement of Additional Information, IIS and Mr. Perritt control the Fund and the Company since they own sufficient shares of the Fund to approve or disapprove all matters brought before stockholders of the Company, including the election of Directors of the Company (Mr. Perritt owns 60% of the outstanding common stock of IIS and controls IIS). The Company does not control any person.

        The following table sets forth the dollar range of shares of the Fund and the Perritt MicroCap Opportunities Fund beneficially owned by each director of the Fund as of December 31, 2003:

Name of Director	Dollar Range of Shares of the Fund	Dollar Range of Shares of the MicroCap Opportunities Fund	Aggregate Dollar Range of Shares in All Funds Overseen by Director in Family of Investment Companies *
Disinterested Persons
Dianne Chaykin Click	None	$1-$10,000	$1-$10,000
David S. Maglich	None	$10,001-$50,000	$10,001-$50,000
Interested Persons
Gerald W. Perritt	None	$50,001-$100,000	$50,001-$100,000

* The "Family of Investment Companies" includes the Fund and the Perritt MicroCap Opportunities Fund, Inc., with its sole portfolio, the Perritt MicroCap Opportunities Fund.

INVESTMENT ADVISER

        Perritt Capital Management, Inc., 300 South Wacker Drive, Suite 2880, Chicago, Illinois, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated August 7, 2004 (the “Advisory Agreement”). The Adviser is a wholly owned subsidiary of IIS. Dr. Gerald W. Perritt, President of the Adviser, owns 60% of the outstanding common stock of IIS and controls both IIS and the Adviser.

        In approving the Advisory Agreement for the Fund, the Board of Directors considered a number of factors including, but not limited to, the following:

•	the positive performance of the Adviser as the investment adviser for the Perritt MicroCap Opportunities Fund (the “MicroCap Fund”) when measured against the Russell 2000 Index, which also invests in micro cap companies and has similar investment objectives;

•	the Fund's expected expense ratio, which the Board believes is reasonable;

•	the nature and the quality of the services to be offered by the Adviser;

•	the reasonableness of the compensation payable to the Adviser (while the compensation payable by the Fund is higher than the compensation paid by the MicroCap Fund to the Adviser, (a) the Board believes that the higher fee is reasonable since managing the Fund requires more intensive research than managing the MicroCap Fund, as the Fund generally invests in smaller companies than the MicroCap Fund, and (b) based on the Board’s review, the Board believes the management fee is equal to or lower than that paid by most similar funds); and

•	the Adviser's personnel, who are familiar with, and have expertise, advising the MicroCap Fund.

        Based upon its review, the Board determined that the Adviser had the capabilities, resources and personnel necessary to manage the Fund effectively. Further, the Board determined that, based on the services the Adviser was required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Directors concluded that it would be in the best interest of the Fund to enter into the Advisory Agreement with the Adviser.

        None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies controlled by or under common control with the Adviser.

        Under the terms of the Advisory Agreement, the Adviser manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. The Adviser is responsible for investment decisions and supplies investment research and portfolio management. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund. For the foregoing, the Fund will pay the Adviser an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

        The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses for existing shareholders, the cost of director and officer liability insurance, fidelity bond insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

        The Adviser has undertaken to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the investment advisory fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale. As of the date of this Statement of Additional Information, no such state law provision was applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.

        The Fund is newly organized and has not paid any fees to the Adviser.

        The Advisory Agreement will remain in effect for two (2) years and thereafter shall continue in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the Fund’s stockholders, on sixty (60) calendar days written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.

ALLOCATION OF PORTFOLIO BROKERAGE

        Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund’s Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, better prices may be available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund’s shares, the Fund may not allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund.

        In allocating brokerage business for the Fund, the Adviser may take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

        Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

        The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if (a) the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser’s receipt of research services.

        The Adviser places portfolio transactions for other advisory accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

        The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

        The Fund is newly organized and as of the date of this Statement of Additional Information has not paid any brokerage commissions.

ALLOCATION OF INVESTMENT OPPORTUNITIES

        Although the Fund and the MicroCap Fund have differing investment objectives (the Fund generally invests in smaller capitalization companies than the MicroCap Fund), there will be times when certain securities will be eligible for purchase by both funds or will be contained in the portfolios of both funds. Although securities of a particular company may be eligible for purchase by both funds, the investment adviser to the Fund and the MicroCap Fund may determine at any particular time to purchase a security for one fund, but not the other, based on each fund’s investment objective and in a manner that is consistent with the investment adviser’s fiduciary duties under federal and state law to act in the best interests of each fund. It is the policy and practice of the investment adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

        When securities are being purchased and/or sold in both funds, the investment adviser will attempt to allocate block trades on a pro rata basis based on the dollar amount available for investing by the funds and each fund’s proportionate share of that amount. It is the investment adviser’s general policy not to purchase a security in one fund while simultaneously selling it in the other. However, there may be circumstances outside of the investment adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one fund experiences substantial cash inflows while the other experiences substantial cash outflows the investment adviser may be required to buy securities to maintain a fully invested position in one fund while selling securities in the other fund to meet shareholder redemptions. In such circumstances, either fund may acquire assets from the other fund that are otherwise qualified investments for the acquiring fund, so long as neither fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by the Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by the Fund in the case of a sale than would otherwise have been received, as a result of the MicroCap Fund’s transactions affecting the market for such security. In any event, management of the Fund believes that under normal circumstances such events will have a minimal impact on the Fund’s per share net asset value and its subsequent long-term investment return.

REDEMPTION FEE

        The Fund imposes a 2% redemption fee on the value of shares redeemed less than ninety calendar days after the date of purchase. The redemption fee will not apply to shares redeemed through the Systematic Withdrawal Plan. The redemption fee is part of the Fund’s market timing policy and is designed to deter market timers and excessive trading. Any proceeds of the fee will be paid to the Fund.

        In calculating whether a redemption of Fund shares is subject to a redemption fee, a stockholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the stockholder will be deemed to have redeemed the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the redemption date.

THE ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

        U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin  53202, an affiliate of U.S. Bank, N.A., serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Company’s Board of Directors. Pursuant to a Fund Administration Servicing Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC provides certain administrative services to the Fund. U.S. Bancorp Fund Services, LLC services include, but are not limited to, the following: acting as a liaison among the Fund’s service providers; coordinating the Company’s Board of Directors communications; maintaining and managing a regulatory compliance calendar; preparing and filing appropriate state securities law filings; maintaining state registrations; preparing and filing annual and semiannual reports on Forms N-CSR, N-PX, N-Q and N-SAR; preparing financial reports for officers, shareholders, tax authorities and independent auditors; monitoring expense accruals; and preparing monthly financial statements.

        For its services as administrator, the Company pays U.S. Bancorp Fund Services, LLC a base fee of $5,000, computed daily and paid monthly, plus a fee, computed daily and paid monthly, at an annual rate of twelve one-hundredths of .025% on the first $300 million of average daily net assets and .0175% on the balance. The Fund is newly organized and as of the date of this Statement of Additional Information has not paid U.S. Bancorp Fund Services, LLC any fees for administration services.

        The Administration Agreement provides that U.S. Bancorp Fund Services, LLC shall not be liable to the Fund or its shareholders for anything other than bad faith, negligence or willful misconduct of its obligations or duties. The Administration Agreement does not prohibit U.S. Bancorp Fund Services, LLC from engaging in other businesses whether of a similar or dissimilar nature or rendering services to others.

        U.S. Bancorp Fund Services, LLC has entered into a fund accounting services agreement with the Fund pursuant to which it acts as fund accountant. As fund accountant, U.S. Bancorp Fund Services, LLC maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates the Fund’s net asset value on a daily basis. In consideration of such services, the Fund pays monthly a fee based on the market value of its assets, with a minimum annual amount. The Fund is newly organized and as of the date of this Statement of Additional Information has not paid any fees pursuant to the fund accounting services agreement.

        U.S. Bancorp Fund Services, LLC also acts as the Fund’s transfer agent and dividend disbursing agent. As transfer agent, U.S. Bancorp Fund Services, LLC keeps records of shareholder accounts and transactions. The Fund pays U.S. Bancorp Fund Services, LLC a fee for acting as transfer agent and dividend disbursing agent based on the number of shareholder accounts, subject to a base fee per fund. The Fund is newly organized and as of the date of this Statement of Additional Information has not paid U.S. Bancorp Fund Services, LLC any fees for transfer agent and dividend disbursing services.

CUSTODIAN

        U.S. Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders.

DETERMINATION OF NET ASSET VALUE

        The net asset value of the Fund is determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. If any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday. The New York Stock Exchange also may be closed on national days of mourning.

        The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding. Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the mean between the then current closing bid and asked prices. Each NASDAQ National Market and SmallCap security is valued at the NASDAQ Official Closing Price. OTC Bulletin Board securities are valued at the mean of the latest bid and ask prices.

        When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors. Demand notes, commercial paper and U. S. Treasury Bills are valued at amortized cost, which approximates fair value. The Fund values money market instruments that it holds with remaining maturities of less than 60 days at their amortized cost. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

TAXES

        The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

        Dividends from the Fund’s net investment income and distributions from the Fund’s net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund’s net investment company taxable distributions.

        Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to the stockholder.

        The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with the stockholder’s social security or other tax identification number and certify under penalty of perjury that such number is correct and that the stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

        This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

STOCKHOLDER MEETINGS

        The Maryland Business Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the stockholders under the 1940 Act.

        The Company’s Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

        Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten (10) or more stockholders of record who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least Twenty-Five Thousand Dollars ($25,000) or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five (5) business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

        If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five (5) business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

        After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STOCK

        The Company’s Articles of Incorporation permit the Board of Directors to issue One Billion (1,000,000,000) shares of common stock. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the shares of the Fund are the only class of shares being offered by the Company. Stockholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company’s Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than fifty percent (50%) of the shares of the Fund voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

        The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. The Fund will not issue certificates evidencing shares. Instead the stockholder’s account will be credited with the number of shares purchased, relieving stockholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

MISCELLANEOUS

        A stockholder’s account with the Fund may be terminated by the Fund on not less than 30 days’ notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account, at the current offering price, falls below $1,000. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption.

PERFORMANCE INFORMATION

        From time to time, in advertisements or in reports to stockholders, the Fund may compare its performance to that of other mutual funds including funds with similar investment objectives and to other relevant indices published by recognized mutual fund statistical rating services or publications of general interest such as “Forbes” or “Money.” For example, the Fund may compare its performance to that of other growth or aggressive growth mutual funds and to the mutual fund industry as a whole (excluding money market funds), as compiled by Lipper Analytical Services, Inc. In addition, the Fund may compare its performance to that of recognized stock market indicators including, but not limited to, the Standard & Poor’s 500 Stock Index, the Russell 2000 Index and the Dow Jones Industrial Average. The Fund may also compare its performance to the AMEX Market Value Index and the Nasdaq Composite Index. Performance comparisons should not be considered as representative of the future performance of the Fund.

        The Fund may cite its performance in the form of a total return over specified periods. The Fund’s total return for any specified period of time is calculated by assuming the purchase of shares of the Fund at the offering price at the beginning of the period. Each dividend or other distribution paid by the Fund during the period is assumed to have been reinvested in additional shares of the Fund at net asset value on the reinvestment date. The number of shares thereby accumulated are valued at the end of the period.

        The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

        The Fund may also cite its performance in the form of an average annualized compounded return for a specified period of time. The average annual compounded return for the Fund is the return which, if applied to an initial investment and compounded over the given period, would result in the value of the investment at the end of the period.

        The average annual return is computed by finding the average annual compounded rates of return over the applicable periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where:

P =	a hypothetical initial payment of $1000

T =	average annual total return

n =	number of years

ERV =	ending redeemable value of a hypothetical $1000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods.

Average Annual Total Return (After Taxes on Distributions)

        The average annual total return (after taxes on distributions) for the applicable periods is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

Where:

P =	a hypothetical initial payment of $1,000

T =	average annual total return (after taxes on distributions)

n =	number of years

ATVD =	ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions, but not after taxes on redemption.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

        The average annual total returns (after taxes on distribution and redemptions) for the applicable periods is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

Where:

P =	a hypothetical initial investment of $1,000

T =	average and annual total return (after taxes on distributions and redemptions)

n =	number of years

ATVDR =	ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods after taxes on Fund distributions and redemptions

Note: For purposes of the computations of “after taxes on distributions” and “after taxes on distributions and redemptions,” all distributions were considered reinvested and taxes on distributions were calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date(s). State and local taxes were disregarded. The tax rates on distributions used correspond to the tax character of the distributions (e.g. dividend income rate for dividend income distributions, ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Capital gains taxes on redemption were calculated using the highest applicable federal individual capital gains tax rate(s) in effect on the redemption date.

DESCRIPTION OF SECURITIES RATINGS

        The Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the ratings symbols and their meanings follows:

        Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

        A-1.        This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2.        Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1.”

        A-3.        Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

        Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

        Prime-1.        Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2.        Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3.        Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT PUBLIC ACCOUNTANTS

        Altschuler, Melvoin and Glasser LLP, One South Wacker Drive, Suite 800, Chicago, Illinois  60606-3392, has been selected to serve as the Fund’s independent auditors, whose services include auditing the Fund’s financial statements.

FINANCIAL STATEMENTS

        The following financial statements for the Fund are included in this Statement of Additional Information:

•	Independent Auditors’ Report

•	Statement of Assets and Liabilities

•	Statement of Operations

•	Statement of Changes in Net Assets

•	Notes to the Financial Statements

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Directors
of Perritt Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Perritt Emerging Opportunities Fund (the “Fund”), a series of Perritt Funds, Inc., as of August 9, 2004, and the related statements of operations and changes in net assets for the period from March 22, 2004 (date of organization) to August 9, 2004. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of August 9, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Perritt Emerging Opportunities Fund as of August 9, 2004 and the results of its operations and the changes in its net assets for the period March 22, 2004 (date of organization) to August 9, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Altschuler, Melvoin and Glasser LLP

Altschuler, Melvoin and Glasser LLP
Chicago, Illinois

August 12, 2004

PERRITT FUNDS, INC.

PERRITT EMERGING OPPORTUNITIES FUND

Statement of Assets and Liabilities
August 9, 2004

ASSETS
Cash	$100,000
Deferred offering costs	94,691

Total Assets	194,691

LIABILITIES
Payable to Perritt Capital Management, Inc.	94,691

Total Liabilities	94,691

NET ASSETS	$100,000

Capital Shares outstanding, $0.0001 par value;
1,000,000,000 shares authorized	10,000
Net asset value, offering and redemption
price per share (net assets/shares outstanding)	$10.00

At August 9, 2004, the components of
net assets were as follows:
Capital Stock	$100,000

The accompanying notes to financial statements are an integral part of this statement

PERRITT FUNDS, INC.

PERRITT EMERGING OPPORTUNITIES FUND

Statement of Operations
For the period March 22, 2004 (date of organization) through August 9, 2004

INVESTMENT INCOME:	$--

EXPENSES:
Total Expenses	--
Net investment income	$--

The accompanying notes to financial statements are an integral part of this statement

PERRITT FUNDS, INC.

PERRITT EMERGING OPPORTUNITIES FUND

Statement of Changes in Net Assets
For the period March 22, 2004 (date of organization) through August 9, 2004

Operations:
Net investment gain/loss	$--
Net realized gain/loss on investments sold	--
Change in unrealized appreciation/depreciation on investments	--

Net increase/decrease in net assets resulting from operations	--

Capital Share Transactions:
Proceeds from shares sold	100,000
Proceeds from shares issued to holders in reinvestment of
dividends	--
Cost of shares redeemed	--

Net increase in net assets from capital share transactions	100,000

Total Increase in Net Assets	100,000

Net Assets:
Beginning of period	--

End of period	$100,000

The accompanying notes to financial statements are an integral part of this statement

PERRITT FUNDS, INC.

PERRITT EMERGING OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

        1.      Perritt Funds, Inc. (the “Company”), which consists solely of the Perritt Emerging Opportunities Fund (the “Fund”), was formed under the laws of the state of Maryland on March 22, 2004. The Company has had no operations through August 9, 2004 other than those relating to organizational matters and the sale and issuance of a total of 10,000 shares of Class A Common Stock in the Fund to Gerald W. Perritt, Michael J. Corbett and Investment Information Services, Inc., an Illinois corporation. The Company is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

        2.      The Company has an agreement with Perritt Capital Management, Inc. (the “Adviser”), with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser an annual investment advisory fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.

        3.      Professional fees related to preparing the Fund’s initial registration statement, registration fees, and other offering costs are accounted for as a deferred charge until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis.

        The Adviser has agreed to absorb all organization costs to establish the Company and enable it legally to do business. Costs incurred and absorbed by the Adviser for the period from March 22, 2004 (date of organization) through August 9, 2004 were $6,000.

        4.      It is the policy of the Fund to distribute all taxable income to stockholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income tax.

        5.      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

        6.      The authorized capitalization of the Company consists of 1,000,000,000 shares, with $0.0001 par value per share. 100,000,000 of these shares have been classified as Class A Common Stock, and the name designated for Class A Common Stock is Perritt Emerging Opportunities Fund. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Company. All shares issued in the Fund are fully paid and non-assessable.

        7.      As of August 9, 2004, Gerald W. Perritt, Michael J. Corbett and Investment Information Services, Inc., an Illinois corporation, owned all of the outstanding shares of the Fund. A shareholder that owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)	Registrant’s Articles of Incorporation (1)

(b)	Registrant’s By-Laws (1)

(c)	None

(d)	Investment Advisory Agreement with Perritt Capital Management, Inc.

(e)	None

(f)	None

(g)	Custody Agreement with U.S. Bank, N.A.

(h)

(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC

(ii)	Transfer Agent Servicing Agent Agreement with U.S. Bancorp Fund Services, LLC

(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant

(j)	Consent of Altschuler, Melvoin and Glasser LLP

(k)	None

(l)	Subscription Agreements

(m)	None

(n)	None

(o)	(Reserved)

(p)

(i)	Code of Ethics of Perritt MicroCap Opportunities Fund, Inc. and Perritt Capital Management, Inc. (1)

(ii)	Code of Ethics of Perritt Funds, Inc.

        (1)    Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on April 9, 2004 and its accession number is 0000897069-04-000793.

Item 24.   Persons Controlled by or under Common Control with Registrant

        Registrant neither controls any person nor is under common control with any other person.

Item 25.    Indemnification

        Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the By-Law set forth below, which is in full force and effect and has not been modified or cancelled. The general effect of this By-Law may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of such director’s or officer’s liabilities and expenses.

Article VII

GENERAL PROVISIONS

Section 7. Indemnification.

A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C. The termination of any action, suit or proceeding by judgment, order or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D. Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G. “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

        Insofar as indemnification for and with respect to liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

        Incorporated by reference to the information contained under “MANAGEMENT OF THE FUND” in the Prospectus and under “DIRECTORS AND OFFICERS OF THE FUND” in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act.

Item 27.    Principal Underwriters

        Registrant has no principal underwriters.

Item 28.    Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant’s Treasurer, Michael J. Corbett, at Registrant’s corporate offices, 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606.

Item 29.    Management Services

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.    Undertakings

        The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to stockholders, upon request and without charge.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the 7th day of August, 2004.

PERRITT FUNDS, INC.
By: /s/ Michael J. Corbett
Michael J. Corbett
President

        Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
/s/ Michael J. Corbett	Principal Executive	August 7, 2004
Michael J. Corbett	Officer
/s/ Robert A. Laatz	Principal Financial	August 7, 2004
Robert A. Laatz	and Accounting
Officer
/s/ David S. Maglich	Director	August 7, 2004
David S. Maglich
/s/ Dianne C. Click	Director	August 7, 2004
Dianne C. Click
/s/ Gerald W. Perritt	Director	August 7, 2004
Gerald W. Perritt

EXHIBIT INDEX

Exhibit No. Exhibit

(a)	Registrant’s Articles of Incorporation *

(b)	Registrant’s By-Laws *

(c)	None

(d)	Investment Advisory Agreement

(e)	None

(f)	None

(g)	Custody Agreement

(h)

(i)	Fund Administration Servicing Agreement

(ii)	Transfer Agent Servicing Agent Agreement

(iii)	Fund Accounting Servicing Agreement

(i)	Opinion of Foley & Lardner LLP, counsel for Registrant

(j)	Consent of Altschuler, Melvoin and Glasser LLP

(k)	None

(l)	Subscription Agreements

(m)	None

(n)	None

(o)	(Reserved)

(p)

(i)	Code of Ethics of Perritt MicroCap Opportunities Fund, Inc. and Perritt Capital Management, Inc. *

(ii)	Code of Ethics of Perritt Funds, Inc.

* Previously Filed